                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): August 3, 2001
                                                      --------------



                             Scovill Fasteners Inc.
                              Scovill Holdings Inc.

                  (Name of Registrant as Specified in Charter)

         Delaware              333-43195              95-3959561
         Delaware              333-43195-01           58-2365743
       (State or Other       (Commission File        (IRS Employer
       Jurisdiction of            Number)            Identification
       Incorporation)                                     No.)


                               1802 Scovill Drive
                           Clarkesville, Georgia 30523
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (706) 754-4181
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Item 1.  Changes in Control of Registrants.

      A change in control of Scovill Holdings Inc. ("Holdings") and Scovill Fasteners Inc. ("Fasteners") occurred on August 3, 2001. On that date, Fasteners issued shares of its common stock, par value $0.01 per share (the "Fasteners Common Stock") and 14% Subordinated Pay-in-Kind Bonds due 2013 (the "New Bonds"), in exchange for 99% of its outstanding 11 1/4% Senior Notes due 2007 (the "Old Notes"), pursuant to an Exchange Agreement (the "Exchange Agreement") dated as of August 3, 2001 among Holdings, Fasteners and the other parties thereto (the "Exchange"). The New Bonds were issued pursuant to an Indenture, dated as of August 3, 2001 (the "New Indenture") between Fasteners and the Wilmington Trust Company.

      Simultaneously with the Exchange, Holdings merged with and into Fasteners (the "Merger") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of August 3, 2001 between Holdings and Fasteners. Under the Merger Agreement, each share of common stock, par value $0.0001 per share, of Holdings held by the existing common stockholders of Holdings, was converted into one share of Fasteners Common Stock, and the shares of Fasteners Common Stock held by Holdings were cancelled. Simultaneously with both the Exchange and the Merger, pursuant to Warrant Agreements (the "Warrant Agreements") dated as of August 3, 2001, Fasteners issued to the existing common stockholders of Holdings two tranches of warrants, each tranche exercisable for an aggregate of 5% of Fasteners Common Stock on a fully diluted basis (excluding any management options) as of the closing date of the Exchange and Merger (the "Closing"), exercisable during a 30-day period commencing on the fifth anniversary date of the Closing. The exercise prices per share for the two tranches of warrants are based on certain equity valuations of Fasteners.

      As a result of the Exchange and Merger, GSC Partners and its affiliates ("GSC Partners") became the largest stockholder of Fasteners. Pursuant to the Exchange Agreement, in exchange for $91.5 million of the Old Notes it owned, GSC Partners received 81,526,937 shares of Fasteners Common Stock, representing 82.7% of the outstanding Fasteners Common Stock, and $36,600,000 in principal amount of New Bonds. Under the Exchange Agreement, a total of 88,209,473 shares of Common Stock and $39,600,000 in principal amount of New Bonds were issued in exchange for $99 million out of $100 million of Old Notes. The percentage of shares held by GSC Partners may change if Saratoga Partners and its affiliates ("Saratoga") exercises its option under the Exchange Agreement to purchase a certain amount of Fasteners Common Stock and New Bonds, pro rata, from the holders of the Old Notes, pursuant to the terms and conditions set forth in the Exchange Agreement.

     The remaining $1 million of Old Notes continues to remain outstanding pursuant to an Indenture, dated as of November 26, 1997, among Scovill Acquisition Inc. (the predecessor of Fasteners), as Issuer, Holdings, as Guarantor, and the United States Trust Company of New York, as Trustee, as amended by a First Supplemental Indenture dated as of March 13, 1998, as further amended by a Second Supplemental Indenture dated as of June 20, 2001, and as further amended by a Third Supplemental Indenture dated as of August 3, 2001.

      GSC Partners is a private investment firm which manages $4.4 billion of assets on behalf of pension funds, financial institutions, foundations, university endowments and individuals. Founded in 1994, the firm is headquartered in Florham Park, New Jersey with offices in New York and London, England.

      GSC Partners assumed control of Fasteners from Saratoga which, until the Closing, was the majority stockholder of Holdings. Under the previous group structure, Fasteners was a wholly owned subsidiary of Holdings and, by virtue of Saratoga's control of Holdings, was indirectly controlled by Saratoga.

      In connection with the Exchange and Merger, Fasteners, GSC Partners, Saratoga, and certain other stockholders entered into a Stockholders Agreement dated as of August 3, 2001. Under the terms of the Stockholders Agreement, GSC Partners may nominate up to five directors on the Fasteners Board of Directors (the "Board") while Saratoga may nominate one director so long as Saratoga owns Fasteners Common Stock. In addition, there may be one director on the Board who is an employee of Fasteners. Consequently, effective as of the Closing, Mr. William F. Andrews resigned as a director and as Chairman of the Board of Fasteners, and Mr. Robert A. Hamwee, Mr. Thomas V. Inglesby and Mr. Evan D. Sotiriou, nominees of GSC Partners, were elected as directors of Fasteners. Mr. John H. Champagne and Mr. Christian L. Oberbeck will remain on the Board as nominees of Fasteners and Saratoga, respectively. The Stockholders Agreement also provides for certain restrictions on transfers of


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Fasteners' stock as well as certain pre-emptive rights for existing stockholders in the event of an issuance of new stock by Fasteners.

      In addition, the parties to the Stockholders Agreement entered into a Registration Rights Agreement dated as of August 3, 2001, which provides for certain demand registration rights and piggy-back registration rights.

      The foregoing summary is qualified in its entirety by the exhibits below, which are incorporated herein by this reference.

THE SECURITIES ISSUED BY FASTENERS HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(c)   Exhibits


  Exhibit Number                     Description of Exhibit
  --------------                     ----------------------

       2.1            Exchange Agreement, dated as of August 3, 2001, among
                      Scovill Holdings Inc., Scovill Fasteners Inc., Saratoga
                      Partners III, L.P., Saratoga Partners III, C.V., Saratoga
                      Management Company, LLC and the holders of the outstanding
                      11 1/4% Senior Notes due 2007 of Scovill Fasteners Inc.
                      named on Exhibit A thereto.

       2.2 Agreement and Plan of Merger, dated as of August 3, 2001, between Scovill Holdings Inc. and Scovill Fasteners Inc.

       4.1            Indenture, dated as of August 3, 2001, between Scovill
                      Fasteners Inc. and the Wilmington Trust Company.

       4.2            Indenture, dated as of November 26, 1997, among Scovill
                      Acquisition Inc., as Issuer, Scovill Holdings Inc., as
                      Guarantor, and United States Trust Company of New York, as
                      Trustee (including Form of Note).+

       4.3 First Supplemental Indenture, dated as of March 13, 1998, among Scovill Fasteners Inc., as Issuer, Scovill Holdings
                      Inc., as Guarantor, and the United States Trust Company of
                      New York, as Trustee.

       4.4 Second Supplemental Indenture, dated as of June 20, 2001, among Scovill Fasteners Inc., as Issuer, Scovill Holdings
                      Inc., as Guarantor, and the United States Trust Company of
                      New York, as Trustee.

       4.5 Third Supplemental Indenture, dated as of August 3, 2001, among Scovill Fasteners Inc., as Issuer, Scovill Holdings
                      Inc., as Guarantor, and the United States Trust Company of
                      New York, as Trustee.

       4.6            Warrant Agreement, dated as of August 3, 2001, between
                      Scovill Fasteners Inc. and Scovill Fasteners Inc., as
                      Warrant Agent in respect of 5,187,180 Warrants.

       4.7            Warrant Agreement, dated as of August 3, 2001, between
                      Scovill Fasteners Inc. and Scovill Fasteners Inc., as
                      Warrant Agent in respect of 5,460,189 Warrants.

       4.8            Stockholders Agreement, dated as of August 3, 2001, among
                      Scovill Fasteners Inc. and the other parties thereto.

       4.9 Registration Rights Agreement, dated as of August 3, 2001 among Scovill Fasteners Inc. and the other parties thereto.

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+ Incorporated herein by Reference to Exhibit 4.1 to Fasteners' and Holdings'
  Registration Statement on Form S-1 (No. 333-43195), as filed with the Securities and Exchange Commission on December 24, 1997.

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                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SCOVILL FASTENERS INC.


Date:  August 14, 2001                By: /s/ Vincent H. Catrini
                                          -----------------------------------
                                          Vincent H. Catrini
                                          Executive Vice President


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                             EXHIBIT INDEX


  Exhibit Number                     Description of Exhibit
  --------------                     ----------------------

       2.1            Exchange Agreement, dated as of August 3, 2001, among
                      Scovill Holdings Inc., Scovill Fasteners Inc., Saratoga
                      Partners III, L.P., Saratoga Partners III, C.V., Saratoga
                      Management Company, LLC and the holders of the outstanding
                      11 -1/4% Senior Notes due 2007 of Scovill Fasteners Inc.
                      named on Exhibit A thereto.

       2.2 Agreement and Plan of Merger, dated as of August 3, 2001, between Scovill Holdings Inc. and Scovill Fasteners Inc.

       4.1            Indenture, dated as of August 3, 2001, between Scovill
                      Fasteners Inc. and the Wilmington Trust Company.

       4.2            Indenture, dated as of November 26, 1997, among Scovill
                      Acquisition Inc., as Issuer, Scovill Holdings Inc., as
                      Guarantor, and United States Trust Company of New York, as
                      Trustee (including Form of Note).+

       4.3 First Supplemental Indenture, dated as of March 13, 1998, among Scovill Fasteners Inc., as Issuer, Scovill Holdings
                      Inc., as Guarantor, and the United States Trust Company of
                      New York, as Trustee.

       4.4 Second Supplemental Indenture, dated as of June 20, 2001, among Scovill Fasteners Inc., as Issuer, Scovill Holdings
                      Inc., as Guarantor, and the United States Trust Company of
                      New York, as Trustee.

       4.5 Third Supplemental Indenture, dated as of August 3, 2001, among Scovill Fasteners Inc., as Issuer, Scovill Holdings
                      Inc., as Guarantor, and the United States Trust Company of
                      New York, as Trustee.

       4.6            Warrant Agreement, dated as of August 3, 2001, between
                      Scovill Fasteners Inc. and Scovill Fasteners Inc., as
                      Warrant Agent in respect of 5,187,180 Warrants.

       4.7            Warrant Agreement, dated as of August 3, 2001, between
                      Scovill Fasteners Inc. and Scovill Fasteners Inc., as
                      Warrant Agent in respect of 5,460,189 Warrants.

       4.8            Stockholders Agreement, dated as of August 3, 2001, among
                      Scovill Fasteners Inc. and the other parties thereto.

       4.9 Registration Rights Agreement, dated as of August 3, 2001 among Scovill Fasteners Inc. and the other parties thereto.

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+ Incorporated herein by Reference to Exhibit 4.1 to Fasteners' and Holdings'
  Registration Statement on Form S-1 (No. 333-43195), as filed with the Securities and Exchange Commission on December 24, 1997.



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